Supplement dated February 9, 2024,
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus
dated May 1, 2023, for the Protective Executive Benefits Registered VUL policies issued by
Protective Life Insurance Company
Protective COLI VUL

Supplement dated February 9, 2024,
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus
dated May 1, 2023, for the Protective Executive Benefits Registered VUL NY polices issued by
Protective Life and Annuity Insurance Company
Protective NY COLI VUL

This Supplement amends certain information in your variable life insurance policy prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 800-265-1545.

On February 26, 2024, the following fund information in the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE POLICY" section of the Initial Summary Prospectus, Updating Summary Prospectus and Prospectus is removed and replaced by the following:

Asset Allocation Type	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Taxable Bond	Empower Bond Index Fund - Investor Class (formerly, Great-West Bond Index Fund)(1) – Franklin Advisers, Inc. and Franklin Advisory Services, LLC	0.50%	-13.68%	-0.56%	0.54%
Taxable Bond	Empower Short Duration Bond Fund - Investor Class (formerly, Great-West Short Duration Bond Fund)(1) – Putnam Investment Management, LLC	0.60%	-4.25%	1.22%	1.27%
Taxable Bond	Empower U.S. Government Securities Fund - Investor Class (formerly, Great-West U.S. Government Securities Fund)(1) – Western Asset Management Company, LLC	0.60%	-12.08%	-0.59%	0.45%

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at
800-265-1545. Please keep this Supplement for future reference.

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